UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     The information about Aspen Insurance Holdings Limited (the “Company”) described in the slides attached to this report as Exhibit 99.1 will be presented by the Chief Executive Officer and other members of senior management of the Company at the UBS 13th Annual Global Financial Services Conference (the “UBS Conference”) on May 10, 2011. The attached slides will also be presented by the Chief Executive Officer, the Chief Financial Officer of the Company and other members of management to various investors starting throughout the months of May and June 2011. The Company furnishes the attached presentation which includes general information about the Company, its approach, catastrophe events during the quarterly period ended March 31, 2011, current market dynamics, its financial levels and investment proposition.
Safe Harbor for Forward-Looking Statements
     Some of the statements in Exhibit 99.1 include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements that include the words “expect,” “intend,” “plan,” “believe,” “do not believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “guidance,” “continue,” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
     All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation on Exhibit 99.1 for such factors as well as our Annual Report on Form 10-K filed with the SEC.
     Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Section 9. Financial Statements and Exhibits
Item 9.01- Financial Statements and Exhibits
(d)	The following exhibit is furnished under Item 7.01 as part of this report:
99.1	Slides from presentation by management to investors and at the UBS 13th Annual Global Financial Services Conference on May 10, 2011.
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: May 10, 2011	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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